UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 27, 2010
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                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
    of incorporation)         File Number)   Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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(Address of principal executive offices)             (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 27, 2010, the Board of Directors of San Jose Water Company, the registrant's wholly owned subsidiary, approved an amendment (the "Amendment") to San Jose Water Company's Executive
Supplemental Retirement Plan. The Amendment is intended to:

          (i) clarify the definition of "Year of Service" for purposes of applying the retirement benefit formula under such plan; and

         (ii) increase, for each participant credited with an hour of service on or after January 1, 2010, the one and six tenths percent (1.6%) component of such retirement benefit formula to two and two tenths percent (2.2%) of his or her Final Average Compensation for each Year of Service, whether completed on or before January 1, 2010, in excess of 20 years (but not to exceed in total the additional number of Years of Service necessary to reach the maximum 60% of Final Average Compensation retirement benefit). Accordingly, the maximum retirement benefit shall continue to be limited to sixty percent (60%)of Final Average Compensation.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated into this Form 8-K by reference.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number      Description of Document
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10.1        Plan Amendment No. 1 to San Jose Water Company's Executive
            Supplemental Retirement Plan, as amended and restated effective October 28, 2009.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
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January 27, 2010            /s/ David A. Green
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                            David A. Green, Chief Financial
                            Officer and Treasurer

Exhibit
Number      Description of Document
--------    ------------------------

10.1 Plan Amendment No. 1 to San Jose Water Company's Executive Supplemental Retirement Plan, as amended and restated effective October 28, 2009.